                                                                     EXHIBIT 4.3

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                           TELE-COMMUNICATIONS, INC.

                                      AND

                                             , TRUSTEE

                               ----------------
                                   INDENTURE
                               DATED AS OF

                               ----------------

                          SUBORDINATED DEBT SECURITIES

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--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE

   TIA                                                             INDENTURE
 SECTION                                                            SECTION
   310   (a)(1)..............................................  7.10
         (a)(2)..............................................  7.10
         (a)(3)..............................................  N.A.
         (a)(4)..............................................  N.A.
         (a)(5)..............................................  7.10
         (b).................................................  7.08; 7.10; 11.02
         (c).................................................  N.A.
   311   (a).................................................  7.11
         (b).................................................  7.11
         (c).................................................  N.A.
   312   (a).................................................  2.07
         (b).................................................  11.03
         (c).................................................  11.03
   313   (a).................................................  7.06
         (b)(1)..............................................  N.A.
         (b)(2)..............................................  7.06
         (c).................................................  11.02
         (d).................................................  7.06
   314   (a).................................................  4.02; 4.03; 11.02
         (b).................................................  N.A.
         (c)(1)..............................................  11.04
         (c)(2)..............................................  11.04
         (c)(3)..............................................  N.A.
         (d).................................................  N.A.
         (e).................................................  11.05
         (f).................................................  N.A.
   315   (a).................................................  7.01(b)
         (b).................................................  7.05; 11.02
         (c).................................................  7.01(a)
         (d).................................................  7.01(c)
         (e).................................................  6.11
   316   (a)(last sentence)..................................  11.06
         (a)(1)(A)...........................................  6.05
         (a)(1)(B)...........................................  6.04
         (a)(2)..............................................  N.A.
         (b).................................................  6.07
   317   (a)(1)..............................................  6.08
         (a)(2)..............................................  6.09
         (b).................................................  2.06
   318   (a).................................................  11.01

--------
N.A. means Not Applicable.

                               TABLE OF CONTENTS

                               ----------------

 Section                              Heading                               Page
                                    ARTICLE ONE
                     Definitions and Incorporation by Reference

  1.01.  Definitions......................................................    7
  1.02.  Other Definitions................................................    9
  1.03.  Incorporation by Reference of Trust Indenture Act................    9
  1.04.  Rules of Construction............................................    9

                                    ARTICLE TWO
                                   The Securities

  2.01.  Forms Generally and Dating.......................................   10
  2.02.  Amount Unlimited; Issuable in Series.............................   10
  2.03.  Denominations....................................................   12
  2.04.  Execution and Authentication.....................................   12
  2.05.  Registrar, Paying Agent, Conversion Agent and Exchange Agent.....   14
  2.06.  Paying Agent to Hold Money and Securities in Trust...............   14
  2.07.  Securityholder Lists.............................................   14
  2.08.  Transfer and Exchange............................................   14
  2.09.  Replacement Securities...........................................   16
  2.10.  Outstanding Securities...........................................   16
  2.11.  Temporary Securities.............................................   17
  2.12.  Cancellation.....................................................   17
  2.13.  Payment of Interest; Defaulted Interest..........................   17
  2.14.  Persons Deemed Owners............................................   18
  2.15.  Securities in Global Form........................................   18

                                   ARTICLE THREE
                                     Redemption

  3.01.  Applicability of Article.........................................   19
  3.02.  Notices to Trustee...............................................   19
  3.03.  Selection of Securities to be Redeemed...........................   19
  3.04.  Notice of Redemption.............................................   20
  3.05.  Effect of Notice of Redemption...................................   20
  3.06.  Deposit of Redemption Price......................................   20
  3.07.  Securities Redeemed in Part......................................   21
  3.08.  Conversion Arrangement on Call for Redemption....................   21

                                    ARTICLE FOUR
                                     Covenants

  4.01.  Payment of Securities............................................   21
  4.02.  SEC Reports......................................................   21
  4.03.  Compliance Certificate...........................................   21
  4.04.  Corporate Existence..............................................   22

 Section                              Heading                               Page
                                    ARTICLE FIVE
                               Successor Corporation

  5.01.  When Company May Merge, etc......................................   22

                                    ARTICLE SIX
                               Defaults and Remedies

  6.01.  Events of Default................................................   22
  6.02.  Acceleration.....................................................   23
  6.03.  Other Remedies...................................................   23
  6.04.  Waiver of Existing Defaults......................................   24
  6.05.  Control by Majority..............................................   24
  6.06.  Limitation on Suits..............................................   24
  6.07.  Rights of Holders to Receive Payment and to Convert..............   24
  6.08.  Collection Suit by Trustee.......................................   24
  6.09.  Trustee May File Proofs of Claim.................................   25
  6.10.  Priorities.......................................................   25
  6.11.  Undertaking for Costs............................................   25

                                   ARTICLE SEVEN
                                      Trustee

  7.01.  Duties of Trustee................................................   25
  7.02.  Rights of Trustee................................................   26
  7.03.  Individual Rights of Trustee.....................................   26
  7.04.  Trustee's Disclaimer.............................................   26
  7.05.  Notice of Defaults...............................................   26
  7.06.  Reports by Trustee to Holders....................................   27
  7.07.  Compensation and Indemnity.......................................   27
  7.08.  Replacement of Trustee...........................................   27
  7.09.  Successor Trustee by Merger, etc.................................   28
  7.10.  Eligibility; Disqualification....................................   28
  7.11.  Preferential Collection of Claims Against Company................   28

                                   ARTICLE EIGHT
                               Discharge of Indenture

  8.01.  Termination of Company's Obligations.............................   28
  8.02.  Application of Trust Fund........................................   29
  8.03.  Repayment to Company.............................................   29

                                    ARTICLE NINE
                        Amendments, Supplements and Waivers

  9.01.  Without Consent of Holders.......................................   29
  9.02.  With Consent of Holders..........................................   30
  9.03.  Compliance with Trust Indenture Act..............................   31
  9.04.  Revocation and Effect of Consents................................   31
  9.05.  Notation on or Exchange of Securities............................   31
  9.06.  Trustee to Sign Amendments, etc..................................   31

 Section                              Heading                                Page
                                    ARTICLE TEN
                                   Subordination

 10.01.  Securities Subordinated to Senior Debt...........................    31
                Company Not to Make Payments with Respect to Securities in
 10.02.   Certain Circumstances...........................................    32
 10.03.  Securities Subordinated to Prior Payment of All Senior Debt on
          Dissolution, Liquidation or Reorganization of Company...........    32
 10.04.     Securityholders to be Subrogated to Right of Holders of Senior
         Debt.............................................................    33
 10.05.  Obligation of the Company Unconditional..........................    33
          Trustee Entitled to Assume Payments Not Prohibited in Absence of
 10.06.  Notice...........................................................    34
           Application by Trustee of Monies or U.S. Government Obligations
 10.07.  Deposited with It................................................    34
 10.08.  Subordination Rights Not Impaired by Acts or Omissions of Company
          or Holders of Senior Debt.......................................    35
           Securityholders Authorize Trustee to Effective Subordination of
 10.09.  Securities.......................................................    35
 10.10.  Right of Trustee to Hold Senior Debt.............................    35
 10.11.  Article Ten Not to Prevent Events of Default.....................    35

                                   ARTICLE ELEVEN
                                   Miscellaneous

 11.01.  Trust Indenture Act Controls.....................................    42
 11.02.  Notices..........................................................    43
 11.03.  Communication by Holders with Other Holders......................    43
 11.04.  Certificate and Opinion as to Conditions Precedent...............    43
 11.05.  Statements Required in Certificate or Opinion....................    43
 11.06.  When Treasury Securities Disregarded.............................    44
 11.07.  Rules by Trustee and Agents......................................    44
 11.08.  Legal Holidays...................................................    44
 11.09.  Governing Law....................................................    44
 11.10.  No Adverse Interpretation of Other Agreements....................    44
 11.11.  No Recourse Against Others.......................................    44
 11.12.  Successors.......................................................    44
 11.13.  Duplicate Originals..............................................    45
 11.14.  Table of Contents, Headings, Etc.................................    45
 Signatures................................................................   46

  INDENTURE dated as of      ,   , between TELE-COMMUNICATIONS, INC., a
Delaware corporation ("Company"), and                            ("Trustee").

  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes, bonds or other evidences of subordinated indebtedness ("Securities"), to be issued in one or more series as provided in this Indenture.

  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the respective Holders from time to time of Securities or of series thereof:

                                  ARTICLE ONE

                  Definitions and Incorporation by Reference

Section 1.01. Definitions.

  Affiliate of any person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person.

  Agent means any Registrar, co-Registrar, Paying Agent, Conversion Agent or Exchange Agent. See Section 2.05.

  Board of Directors means the Board of Directors of the Company or any authorized committee thereof.

  Business Day means any day which is not a Legal Holiday.

  Company means Tele-Communications, Inc., a Delaware corporation, until a successor replaces it pursuant to the applicable provisions of this Indenture and thereafter means the successor.

  Company Stock means the Tele-Communications, Inc. Series A TCI Group Common Stock, $1.00 par value, of the Company in such series as it exists on the date of this Indenture and any other capital stock into which such Series A TCI Group Common Stock may thereafter have been changed.

  Default means any event which is, or after notice or passage of time or both would be, an Event of Default.

  Holder or Securityholder means the person in whose name a Security is registered on the Registrar's books.

  Indenture means this Indenture as amended or supplemented from time to time and, unless the context indicates otherwise, shall include the form and terms of a particular series of Securities established as contemplated hereunder.

  interest, when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity or upon default in any other payment due on such Security, means interest payable after maturity or upon such default, as the case may be.

  Interest Payment Date means the date, if any, specified in the Securities of any series as the fixed date on which any installment of interest on the Securities of that series is due and payable.

  Officer means the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Treasurer or the Secretary of the Company.

  Officers' Certificate means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company and delivered to the Trustee. See Sections 11.04 and 11.05.

  Opinion of Counsel means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee. See Sections 11.04 and 11.05.

  original issue discount of any debt security, including any Original Issue Discount Security, means the difference between the principal amount of such debt security and the initial issue price of such debt security (as set forth, in the case of an Original Issue Discount Security, on the face of such Security).

  Original Issue Discount Security means any Security which provides for an amount less than the principal amount thereof to be due and payable upon acceleration of the maturity thereof pursuant to Section 6.02.

  principal of a debt security, including any Security, means the amount (including, without limitation, if and to the extent applicable, any premium and, in the case of an Original Issue Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such debt security as of any date and for any purpose (including, without limitation, in connection with any sinking fund, upon any redemption at the option of the Company, upon any purchase or exchange at the option of the Company or the holder of such debt security and upon any acceleration of the maturity of such debt security).

  principal amount of a debt security, including any Security, means the principal amount as set forth on the face of such debt security.

  Regular Record Date means the date, if any, specified in the Securities of any series as the record date for the determination of Securityholders to whom interest is payable on the next succeeding Interest Payment Date.

  SEC means the Securities and Exchange Commission.

  Securities means the Securities that are issued from time to time in one or more series under this Indenture as such Securities are amended or supplemented from time to time.

  Subsidiary means any corporation, association, partnership or other business entity of which a majority of the voting power of the capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of a contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more of its Subsidiaries or (iii) one or more Subsidiaries of the Company.

  TIA means the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) as in effect on the date of this Indenture, except as provided in Section 9.03.

  Trustee means the party named as such in this Indenture until a successor replaces it and thereafter means the successor and if at any time there is more than one such party, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

  Trust Officer, when used with respect to the Trustee, shall mean the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice-president, the treasurer, any assistant treasurer, the secretary, any assistant secretary, any trust officer, any second or assistant vice-president, or any officer or assistant officer of the Trustee other than those specifically above-mentioned customarily performing functions similar to those performed by such above-mentioned officers and also means with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

  United States means the United States of America.

  U.S. Government Obligations means direct obligations of, or obligations entitled to the full faith and credit of, the United States of America.

Section 1.02. Other Definitions.

             TERM                                            DEFINED IN SECTION
      Bankruptcy Law........................................        6.01
      Code..................................................        9.01
      Conversion Agent......................................        2.05
      Custodian.............................................        6.01
      Debt..................................................       10.01
      Exchange Agent........................................        2.05
      Event of Default......................................        6.01
      Legal Holiday.........................................       11.08
      Paying Agent..........................................        2.05
      Registrar.............................................        2.05
      Senior Debt...........................................       10.01

Section 1.03. Incorporation by Reference of Trust Indenture Act.

  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

    Commission means the SEC.

    indenture securities means the Securities.

    indenture security holder means a Securityholder.

    indenture to be qualified means this Indenture.

    indenture trustee or institutional trustee means the Trustee.

    obligor on the indenture securities means the Company and any other obligor thereon.

  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them.

Section 1.04. Rules of Construction.

  Unless the context otherwise requires:

    (1) a term has the meaning assigned to it;

    (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date of this Indenture;

    (3) "or" is not exclusive; and

    (4) words in the singular include the plural, and in the plural include the singular.

                                  ARTICLE TWO

                                The Securities

Section 2.01. Forms Generally and Dating.

  The Securities of each series may be issued in whole or in part in the form of one or more global Securities as shall be specified as contemplated by
Section 2.02. The Securities of each series (including any temporary global Securities) shall be in one of the forms established from time to time by or pursuant to a resolution of the Board of Directors or in or pursuant to one or more indentures supplemental hereto, which shall set forth the information required by Section 2.02. The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or by a resolution of the Board of Directors and may have such notations, legends or endorsements as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required by law, stock exchange rule or usage. The Company shall approve the form or forms of the Securities and any notation, legend or endorsement on them. If the form or forms of Securities of any series is established by action taken pursuant to a resolution of the Board of Directors or indenture supplemental hereto, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the written order of the Company contemplated by Section 2.04 for the authentication and delivery of such Securities.

  Each Security shall be dated the date of its authentication. The form of the Trustee's certificate of authentication to be borne by the Securities shall be substantially as follows:

                         CERTIFICATE OF AUTHENTICATION

  The undersigned certifies that this is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                                        as Trustee


                                          By___________________________________
                                                    Authorized Officer

Section 2.02. Amount Unlimited; Issuable in Series.

  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

  The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors or established in or pursuant to one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

    (1) the title of the Securities of the series (which shall distinguish Securities of the series from all other Securities);

    (2) any limit upon the aggregate principal amount of Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.11, 3.07, or 9.05 and except for any Securities which pursuant to Section 2.04 are deemed not to have been authenticated and delivered hereunder);

    (3) (A) whether any of the Securities of the series are to be issuable in global form and, if so, (i) the identity of the depositary with respect to any such global Security and (ii) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and, if so, the circumstances under which and the manner in which any such exchanges may occur, if other than as specified in Section 2.08; (B) if any of the Securities of the series are to be issuable in global form, the date as of which any global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued); and (C) if Securities of the series are to be issuable in definitive form (whether upon original issue, upon exchange of a temporary Security of such series, or in exchange for a beneficial ownership interest in a permanent global Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, or if Securities of the series are initially issuable in temporary global form and if owners of beneficial interests therein may exchange such interest for an interest in a permanent global Security only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

    (4) the date or dates (and whether fixed or extendible) on which the principal of Securities of the series is payable;

    (5) the rate or rates at which Securities of the series shall bear interest, or the method of determining the same, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates and the Regular Record Dates;

    (6) the place or places where the principal of any interest on Securities of the series shall be payable;

    (7) any provisions relating to the issuance of Securities of such series at an original discount (including, without limitation, the issue price thereof, the rate or rates at which such original issue discount shall accrue, if any, and the date or dates from or to which or period or periods during which such original issue discount shall accrue at such rate or rates);

    (8) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed or otherwise purchased, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise (including, without limitation the form or method or payment thereof if other than in cash);

    (9) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation (including without limitation, the form or method of payment thereof if other than in cash);

    (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

    (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon acceleration of the maturity thereof pursuant to Section 6.02 or provable in bankruptcy pursuant to Section 6.09, or, if applicable, which is convertible or exchangeable;

    (12) any Events of Default with respect to the Securities of a particular series in lieu of or in addition to those set forth herein and the remedies therefor;

    (13) the obligation, if any, of the Company to permit the conversion of Securities of such series into Company Stock and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the conversion period and any other provision relative to such obligation);

    (14) the obligation, if any, of the Company to permit the exchange of Securities of such series into other securities (whether or not issued by, or the obligation of, the Company) or a combination of cash, other securities and/or property, and the terms and conditions, upon which such exchanges shall be effected (including, without limitation, the initial exchange price or rate, adjustments to the exchange price or rate, the exchange period and any other provision relative to such obligation;

    (15) whether, and the terms relating to when, the Company may satisfy certain of its obligations with respect to such Securities with regard to payment upon maturity, or any redemption or required repurchase, or in connection with any exchange provisions by delivery to the Holders thereof securities (whether or not issued by, or the obligation of, the Company) or a combination of cash, other securities and/or property; and

    (16) any other terms of a particular series and any other provisions expressing or referring to the terms and conditions upon which the Securities of that series are to be issued under the Indenture, which terms and provisions are not in conflict with the provisions of this Indenture; provided, however, the addition to or subtraction from or variation of Articles Four, Five, Six and Eight (and Sections 1.01 and 1.02, insofar as they relate to the definition of certain terms as used in such Articles) with regard to the Securities of a particular series shall not be deemed to constitute a conflict with the provisions of those Articles.

  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise so provided, a series may be reopened for issuances of additional Securities of such series.

  If any of the terms of the Securities of a series are established by action taken pursuant to a resolution of the Board of Directors or indenture supplemental hereto, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee with an Officers' Certificate setting forth the terms or the manner of determining the terms of the Securities of such series. With respect to Securities of a series which are not to be issued at one time, such resolution of the Board of Directors or action may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a written order of the Company or that such terms shall be determined by the Company or its agents in accordance with a written order of the Company as contemplated by the proviso clause of the fourth paragraph of Section 2.04.

Section 2.03. Denominations.

  The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
2.02. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 2.04 Execution and Authentication.

  Two Officers shall sign the Securities for the Company by facsimile signature. The Company's seal shall be reproduced on the Securities.

  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

  A Security shall not be entitled to any benefit under this Indenture or be valid for any purpose until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in
Section 2.12 together with a written statement (which need not comply with Section 11.04 and 11.05 and need not be accompanied by an Opinion of Counsel) stating that such Security has not been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed not to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall authenticate and deliver said Securities to or upon the written order of the Company, signed by two Officers or by an Officer and an Assistant Treasurer of the Company, without any further action by the Company. Such written order shall specify the date on which said Securities shall be authenticated; provided, however, that if not all the Securities of a series are to be issued at one time and if the resolution of the Board of Directors or indenture supplemental hereto establishing such series as contemplated by Sections 2.01 and 2.02 shall so permit, such written order may set forth procedures acceptable to the Trustee for the issuance of such Securities and for determining the form or terms of particular Securities of such series including, but not limited to, interest rate, maturity date, date of issuance and date from which interest shall accrue.

  If the form or forms or terms of the Securities of the series have been established in or pursuant to one or more resolutions of the Board of Directors or indentures supplemental hereto as permitted by Sections 2.01 and

2.02, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

    (1) if the form or forms of such Securities have been established by or pursuant to a resolution of the Board of Directors or indenture supplemental hereto, that such form or forms has been established in conformity with the provisions of this Indenture;

    (2) if the terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or indenture supplemental hereto, that such terms have been established in conformity with the provisions of this Indenture; and

    (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equitable principles;

provided, however, that, with respect to Securities of a series which are not to be issued at one time, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the opinions described in clauses (2) and (3) above may state, respectively,

    (a) that, when the terms of such Securities shall have been established pursuant to a written order of the Company or pursuant to such procedures as may be specified from time to time by a written order of the Company, all as contemplated by and in accordance with a resolution of the Board of Directors or an Officers' Certificate pursuant to a resolution of the Board of Directors or indenture supplemental hereto, as the case may be, such terms will have been established in conformity with the provisions of this Indenture; and

    (b) that such Securities, when (i) executed by the Company, (ii) completed, authenticated and delivered by the Trustee in accordance with this Indenture, (iii) issued and delivered by the Company and (iv) paid for, all as contemplated by and in accordance with the aforesaid written order of the Company or specified procedures, as the case may be, will have been duly issued and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equitable principles.

  Notwithstanding the provisions of Sections 2.01, 2.02, 11.04 and this Section, if all the Securities of a series are not to be originally issued at one time, the resolution of the Board of Directors or indenture supplemental hereto, the certified copy of the record of action taken pursuant to such resolution or supplemental indenture, the Officers' Certificate, the written resolution or supplemental indenture, the written order of the Company and any other documents otherwise required pursuant to such Sections need not be delivered at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided, however, that any subsequent request by the Company to the Trustee to authenticate Securities of such series shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to Section 11.04 at or prior to authentication of the first such Security shall be true and correct on the date thereof as if made on and as of the date thereof.

  The Trustee shall have the right to decline to authenticate and make available for delivery any Securities under this Section if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

  With respect to Securities of a series which are not all issued at one time, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel, Officers' Certificate and other documents delivered pursuant to Sections 2.01, 2.02, 11.04 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series unless and until such opinion, certificate or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series which are not all issued at one time, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

Section 2.05. Registrar, Paying Agent, Conversion Agent and Exchange Agent.

  The Company shall maintain an office or agency where Securities of each series may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities of each series may be presented for payment ("Paying Agent"), an office or agency where Securities of each series that is convertible may be presented for conversion ("Conversion Agent") and an office or agency where Securities of each series that is exchangeable may be presented for exchange ("Exchange Agent"). The Registrar shall keep a register of the Securities of each series issued hereunder and of their transfer and exchange. The Company may have one or more co-Registrars (provided that there shall be only one register, which shall be maintained by the principal Registrar), one or more additional paying agents, one or more conversion agents and one or more additional exchange agents with respect to any series. The term "Paying Agent" includes any additional paying agent, the term "Conversion Agent" includes any additional conversion agent and the term "Exchange Agent" includes any additional exchange agent.

  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall promptly notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or Exchange Agent, the Trustee shall act as such.

  The Company initially appoints the Trustee Registrar and Paying Agent for each series, the Conversion Agent for any series that is convertible and the Exchange Agent for any series that is exchangeable.

Section 2.06. Paying Agent to Hold Money and Securities in Trust.

  Subject to Section 10.07, each Paying Agent shall hold in trust for the benefit of Securityholders of the relevant series or the Trustee all money and securities held by the Paying Agent for the payment of any amount in respect of the Securities of such series, and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate such money and securities and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and securities held by it to the Trustee and account for any funds or securities disbursed. Upon doing so the Paying Agent shall have no further liability for the money or securities.

Section 2.07. Securityholder Lists.

  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before either (1) April 1 and October 1 in each year in the case of Original Issue Discount Securities of any series which by their terms do not bear interest prior to maturity (other than upon a default in any payment upon such a Security) or (2) the Interest Payment Date for the Securities of any other series, but in no event less frequently than semi-annually, and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.08. Transfer and Exchange.

  Where a Security is presented to the Registrar or a co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if its requirements for such transfer are met. Where Securities are presented to the Registrar or a co-Registrar with a request to exchange them for an equal aggregate principal amount of Securities of the same series of other authorized denominations, the Registrar shall make the exchange as requested if its requirements for such exchange are met. The Registrar shall require, among other things, that any Security presented or surrendered for transfer or exchange be duly endorsed, or be accompanied by appropriate transfer documents duly executed, by the Holder thereof or his attorney duly authorized in writing. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. Any exchange or transfer shall be without charge, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

  The Registrar need not transfer or exchange any Security selected for redemption, or purchase (except, in the case of Securities to be redeemed or purchased in part, the portion thereof not to be redeemed or purchased) or any Security in respect of which a notice requiring the purchase or redemption thereof by the Company at the option of the Holder has been given and not withdrawn by the Holder thereof in accordance with the terms of such Securities (except, in the case of Securities to be so purchased or redeemed in part, the portion thereof not to be so purchased or redeemed) or transfer or exchange Securities of any particular series during a period of 15 days before a selection of Securities of such series to be redeemed.

  Except as otherwise provided with respect to the Securities of any series as contemplated by Section 2.02, a global Security may be exchanged only as provided below in this Section.

  If at any time the depositary with respect to a global Security representing all or a portion of the Securities of or within a series notifies the Company that it is unwilling, unable or ineligible to continue as such depositary, the Company shall appoint a successor depositary with respect to such Securities. Unless otherwise provided with respect to a series of Securities as contemplated by Section 2.02, if a successor depositary is not so appointed by the Company within 90 days after the Company receives such notice, the Company will execute and the Trustee, upon receipt of a written order of the Company as contemplated by Section 2.04 for the authentication and delivery of definitive Securities of such series (or, if such written order has previously been delivered, then upon receipt of written instructions from the person or persons specified in such written order), will authenticate and deliver Securities of such series in definitive form equal in aggregate principal amount to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

  The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company will execute and the Trustee, upon receipt of a written order of the Company as contemplated by Section 2.04 for the authentication and delivery of definitive Securities of such series (or, if such written order has previously been delivered, then upon receipt of written instructions from the person or persons specified in such written order), will authenticate and deliver Securities of such series in definitive form equal in aggregate principal amount to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

  If a global Security is otherwise exchangeable as specified by the Company pursuant to Section 2.02(3) with respect to a series of Securities, the depositary with respect to a global Security representing all or a portion of the Securities of or within such series may surrender such global Security to the Trustee, as the Company's agent for such purpose, to be exchanged in whole or in part for Securities of such series in definitive form in the manner and under the circumstances so specified and on such terms as are acceptable to the Company and such depositary. In such event, the Company shall execute and the Trustee shall authenticate and deliver or make available for delivery:

    (i) to each Person specified by such depositary a new Security or Securities of the same series and of like tenor, of any authorized form and denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the global Security; and

    (ii) unless endorsement of the surrendered global Security as contemplated by Section 2.15 or another procedure is specified for the Securities of such series as contemplated by Section 2.02, to such depositary a new global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of Securities delivered pursuant to clause (i) above in exchange for beneficial interests in such surrendered global Security.

  In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities in definitive registered form in authorized denominations.

  Upon the exchange of a global Security for Securities in definitive form, such global Security shall be cancelled by the Trustee, unless endorsement of the surrendered global Security as contemplated by Section 2.15 or another procedure is specified for the Securities of such series as contemplated by
Section 2.02. Securities issued in exchange for a global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

  If a Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs
(i) on any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) on any special record date and before the opening of business at such office or agency on the related date for payment of defaulted interest, interest or defaulted interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture.

  All securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Section 2.09. Replacement Securities.

  If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security. Every replacement Security is an additional obligation of the Company.

  In case any such lost, destroyed or wrongfully-taken Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to any provision of the Securities of such series providing for the purchase thereof at the option of the Holder or the Company, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security.

Section 2.10. Outstanding Securities.

  Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not being outstanding. A Security does not cease to be outstanding because the Company or one of its Affiliates holds the Security.

  If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

  If the Paying Agent holds on a redemption date or maturity date or on the Business Day following a date on which Securities of such series are to be purchased by the Company pursuant to any provision thereof providing for such purchase at the option of the Holder or the Company, money (or securities if permitted by the terms of such Securities) in trust or, if the Company, acting as its own Paying Agent, sets aside and segregates money (or securities if permitted by the terms of such Securities) in trust, sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest, if any (and original issue discount, if Original Issue Discount Securities) on them ceases to accrue, unless the Trustee or the Paying Agent is restricted under Article Ten in applying such money.

Section 2.11. Temporary Securities.

  Until a permanent global Security or definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities of any series shall be substantially in the form of definitive Securities of such series, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities of the same series. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 2.12. Cancellation.

  The Company at any time may deliver Securities to the Trustee for cancellation, including Securities authenticated which the Company has not issued and sold. The Company, Registrar, Paying Agent, Conversion Agent and Exchange Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment, redemption, purchase by the Company pursuant to any provision thereof providing for such purchase at the option of the Holder, or conversion. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, payment, redemption, purchase, conversion or cancellation, and may dispose of cancelled Securities as the Company directs. Except as otherwise provided in the resolution of the Board of Directors or indenture supplemental hereto establishing such series as contemplated by Section 2.02, the Company may not issue new Securities of a series to replace Securities of the same series that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.13. Payment of Interest; Defaulted Interest.

  Interest (except defaulted interest) on the Securities of any series which is payable on any Interest Payment Date shall be paid to the persons who are Holders of such series at the close of business on the Regular Record Date for such interest payment. At the option of the Company, payment of interest on any Security may be made by check mailed to the Holder's registered address.

  If the Company defaults in a payment of interest on the Securities of any series on any Interest Payment Date, it shall pay the defaulted interest to the persons who are Securityholders of such series at the close of business on a subsequent special record date. The Company shall fix the record date and payment date. At least 15 days before the record date, the Company shall mail to each Securityholder of such series a notice that states the record date, the payment date and the amount of defaulted interest to be paid. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Paying Agent an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Paying Agent for such deposit prior to the date of the proposed payment. The Company may pay defaulted interest in any other lawful manner.

  Unless otherwise provided with respect to the Securities of any series as contemplated by Section 2.02, in the case of any Security of any series which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security which is due and payable prior to such Interest Payment Date), interest which is due and payable on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest shall be paid to the Holder in whose name that Security is registered at the close of business on such Regular Record Date.

Section 2.14. Persons Deemed Owners.

  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any Agent may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 2.13) interest on such Security and for all other purposes whatsoever, and neither the Company, the Trustee nor any Agent shall be affected by notice to the contrary.

  No holder of any beneficial interest in any global Security held on its behalf by a depositary shall have any rights under this Indenture with respect to such global Security, and such depositary (or its nominee, if such global Security is registered in the name of a nominee) may be treated by the Company, the Trustee, and any Agent as the owner of such global Security for all purposes whatsoever. None of the Company, the Trustee, or any Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

  Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any Agent from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

Section 2.15. Securities in Global Form.

  If the Company shall establish pursuant to Section 2.02 that the Securities of or within a series are to be issued in whole or in part in global form, then the Company shall execute, and the Trustee shall, in accordance with
Section 2.04 and the written order of the Company contemplated thereby, authenticate and deliver one or more global Securities in temporary or permanent form that (i) shall be registered in the name of the depositary for such global Security or Securities or the nominee of such depositary, (ii) shall be delivered by the Trustee to such depositary or pursuant to such depositary's instructions, and (iii) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the depositary to a nominee of the depositary or another nominee of the depositary or by the depositary or any such nominee to a successor depositary or a nominee of such successor depositary." Each depositary designated pursuant to Section 2.02 for a global Security in registered form must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation, at the time of its designation and at all times that it serves as depositary. Notwithstanding clause (16) of
Section 2.02 and the provisions of Section 2.03, any such global Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in a global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the written order of the Company to be delivered to the Trustee pursuant to Section 2.04. Subject to the provisions of Section 2.04 and, if applicable, Section 2.11, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable written order of the Company. If a written order of the Company pursuant to Section 2.04 has been, or simultaneously is, delivered, any instructions with respect to a Security in global form shall be in writing but need not comply with Sections 11.04 and
11.05 and need not be accompanied by an Opinion of Counsel.

  The provisions of the last sentence of the third paragraph of Section 2.04 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the

Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Sections 11.04 and 11.05 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the third paragraph of
Section 2.04.

                                 ARTICLE THREE

                                  Redemption

Section 3.01. Applicability of Article.

  Securities of any series which are redeemable before their stated maturity at the election of the Company or through the operation of any sinking fund for the retirement of Securities of such series shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.02 for Securities of any series) in accordance with this Article.

Section 3.02. Notices to Trustee.

  If the Company elects to redeem all or less than all the Securities of any series, it shall notify the Trustee of the redemption date, the principal amount of Securities to be redeemed, the specific provison of the Securities pursuant to which the Securities being called for redemption are being redeemed and the redemption price. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction. If the Company wants to make any permitted optional sinking fund payment it shall notify the Trustee of the principal amount of the Securities to be redeemed.

  The Company (1) may deliver outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which (i) have been redeemed or otherwise purchased either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or (ii) have been converted pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment required to be made pursuant to the terms of the Securities of such series as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. The Company shall notify the Trustee of its intention to so reduce the amount of such sinking fund payment, the amount of the reduction and the basis for it. The Company shall deliver to the Trustee with such notice any Securities to be credited for such purpose that it has not previously delivered to the Trustee for cancellation.

  The Company shall give each notice and Officers' Certificate provided for in this Section at least 60 days before the redemption date (unless a shorter notice shall be satisfactory to the Trustee or is otherwise specified as contemplated by Section 2.02 for Securities of any series).

Section 3.03. Selection of Securities to be Redeemed.

  Except as otherwise specified as contemplated by Section 2.02 for Securities of any series, if less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected from Securities of the same series outstanding not previously called for redemption by such method as the Trustee considers fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series that have denominations larger than the minimum authorized denomination for Securities of that series. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. If any Security selected for partial redemption is converted in part after such selection but before the termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be practicable) to be the portion selected for redemption.

Section 3.04. Notice of Redemption.

  At least 30 days but not more than 60 days before a redemption date (unless a shorter notice is specified as contemplated by Section 2.02 for Securities of any series), the Company shall mail a notice of redemption by first-class mail to each Holder of Securities of the series to be redeemed.

  The notice shall identify the Securities (and, in the case of partial redemption, the principal amount of the Securities) to be redeemed and shall state:

    (1) the redemption date;

    (2) the redemption price and method of payment, if other than in cash;

    (3) if applicable, the current conversion price or rate or the current exchange price or rate;

    (4) the name and address of the Paying Agent and, if applicable, the Conversion Agent or Exchange Agent;

    (5) if applicable, that the right of the Holder to convert or exchange Securities called for redemption shall terminate at the close of business on the fifteenth day prior to the redemption date (or such other day as may be specified as contemplated by Section 2.02 for Securities of any series);

    (6) if applicable, that Holders who want to convert or exchange Securities called for redemption must satisfy the requirements for conversion or exchange contained in such Securities;

    (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

    (8) that interest, if any (or original issue discount, if Original Issue Discount Securities), on Securities called for redemption ceases to accrue on and after the redemption date, unless the Company defaults in making such redemption payment; and

    (9) that the redemption is for a sinking fund or at the election of the Company, whichever is the case.

  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

Section 3.05 Effect of Notice of Redemption.

  Once notice of redemption is mailed, Securities of the series called for redemption become due and payable on the redemption date and at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus, if applicable, accrued interest, if any, to the redemption date; provided, however, that installments of interest the Interest Payment Date for which is on or prior to the redemption date shall be payable to the persons who are Holders of such Securities on the relevant record dates for such interest according to their terms and Section 2.13.

Section 3.06 Deposit of Redemption Price.

  Unless otherwise provided as contemplated by Section 2.02 with respect to any series of Securities, on or before the redemption date, the Company shall deposit with the Paying Agent money (or securities if permitted by the terms of such Securities) sufficient to pay the redemption price of, and (except if the redemption date is an Interest Payment Date) accrued interest, if any, on, all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which are delivered by the Company to the Trustee for cancellation. The Paying Agent shall return to the Company any money (or securities) not required for that purpose because of conversion of Securities.

Section 3.07 Securities Redeemed in Part.

  Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security of the same series, of any authorized denomination requested by such Holder, equal in principal amount to the unredeemed portion of the Security surrendered.

Section 3.08 Conversion or Exchange Arrangement on Call for Redemption.

  In connection with any redemption of Securities, the Company may arrange for the purchase and conversion or exchange of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the Securityholders, on or before the close of business on the redemption date, an amount in cash not less than the redemption price, together with interest, if any, accrued to the redemption date, of such Securities. Notwithstanding anything to the contrary contained in this Article Three, the obligation of the Company to pay the redemption price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion or exchange by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversion or exchange, all as of immediately prior to the close of business on the last day on which Securities of such series called for redemption may be converted or exchanged in accordance with this Indenture and the terms of such Securities, subject to payment of the above amount as aforesaid. The Trustee shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it in the same manner as it would moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion or exchange of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                 ARTICLE FOUR

                                   Covenants

Section 4.01. Payment of Securities.

  The Company shall pay the principal of and any interest on the Securities of each series in accordance with the terms of the Securities of such series and this Indenture.

  To the extent enforceable under applicable law, the Company shall pay interest on overdue principal at the rate borne by the Securities of such series (unless a different rate is specified as contemplated by Section 2.02 for Securities of such series).

Section 4.02. SEC Reports.

  The Company shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company also shall comply with the other provisions of TIA
(S) 314(a).

Section 4.03. Compliance Certificate.

  The Company will, within 120 days after the close of each fiscal year of the Company, commencing with the first fiscal year following the issuance of Securities of any series under this Indenture, file with the Trustee a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of such Securities to the end of the fiscal year in which such Securities were issued, in the case of the first such certificate, and covering the preceding fiscal year in the case of each subsequent certificate, and stating whether or not, to the knowledge of the signer, the Company has complied with all conditions and covenants on its part contained in this Indenture, and, if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant specifying each such default and the nature thereof. For the purpose of this Section 4.03, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture. The certificate need not comply with Section 11.05.

Section 4.04. Corporate Existence.

  Subject to the provisions of Section 5.01 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

                                 ARTICLE FIVE

                             Successor Corporation

Section 5.01. When Company May Merge, etc.

  The Company shall not consolidate with or merge into, or transfer its properties and assets substantially as an entirety to, another entity unless
(1) the successor entity, which shall be an entity organized and existing under the laws of the United States or a State thereof, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, and (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing. Thereafter, unless otherwise specified as contemplated by Section
2.02 for the Securities of any series, all such obligations of the predecessor corporation shall terminate.

                                  ARTICLE SIX

                             Defaults and Remedies

Section 6.01. Events of Default.

  An "Event of Default" with respect to Securities of any series means each of the events specified below in this Section 6.01, unless it is either inapplicable to a particular series or is specifically deleted or modified as contemplated by Section 2.02 for the Securities of such series, and any other events as may be specified as contemplated by Section 2.02 for the Securities of such series.

    (1) the Company defaults in the payment of any interest on any Security of that series when the same becomes due and payable and the default continues for a period of 30 days;

    (2) the Company defaults in the payment of principal, premium or any other amount (other than interest) of any Security of that series when the same becomes due and payable at maturity, upon redemption (including default in the making of any mandatory sinking fund payment), upon purchase by the Company at the option of the Holder pursuant to the terms of such Security or otherwise;

    (3) the Company fails to comply with any of its other agreements in Securities of that series or this Indenture (other than an agreement which has expressly been included in this Indenture solely for the benefit of Securities of any series other than that series or is expressly made inapplicable to the Securities of such series as contemplated by Section 2.02) and the default continues for the period and after the notice specified below;

    (4) the Company pursuant to or within the meaning of any Bankruptcy Law:

      (A) commences a voluntary case, or consents to the commencement of a case against it,

      (B) consents to the entry of an order for relief against it in an involuntary case,

      (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

      (D) makes a general assignment for the benefit of its creditors;

    (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

      (A) is for relief against the Company in an involuntary case or adjudicates the Company insolvent or bankrupt,

      (B) appoints a Custodian of the Company for all or substantially all of its property, or

      (C) orders the winding up or liquidation of the Company, and the order or decree remains unstayed and in effect for 90 days; or

    (6) any other Event of Default provided with respect to Securities of that series occurs.

  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

  A Default under clause (3) is not an Event of Default until the Trustee notifies the Company or the Holders of at least 25% in aggregate principal amount of the outstanding Securities of that series notify the Company and the Trustee of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

Section 6.02. Acceleration.

  If an Event of Default (other than an Event of Default specified in Section 6.01(4) or (5)) occurs and is continuing with respect to Securities of any series at the time outstanding, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the outstanding Securities of that series by notice to the Company and the Trustee, may declare to be due and payable immediately (1) the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of the Securities of that series) of all of the Securities of that series then outstanding and (2) interest, if any, accrued to the date of acceleration. Upon such declaration, such principal amount (or specified amount) and interest, if any, shall be due and payable immediately. If an Event of Default specified in Section 6.01(4) or (5) occurs and is continuing, (1) the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of the Securities of that series) of all of the Securities of that series then outstanding and (2) interest, if any, accrued to the date of such acceleration shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or Securityholders. The Holders of a majority in aggregate principal amount of the outstanding Securities of the series with respect to which an acceleration applies by notice to the Trustee may rescind an acceleration and its consequences with respect to such series if all existing Events of Default (other than the non-payment of the principal of and accrued interest, if any, on Securities that have become due solely by such acceleration) with respect to Securities of that series have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 6.03. Other Remedies.

  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of the whole amount which then shall have become due and remain unpaid for principal or interest, if any, on the Securities of that series or to enforce the performance of any provision of the Securities of that series or this Indenture.

  The Trustee may maintain a proceeding even if it does not possess any of the Securities of that series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04. Waiver of Existing Defaults.

  Subject to Section 9.02, the Holders of a majority in aggregate principal amount of the outstanding securities of any series by notice to the Trustee may waive on behalf of the Holders of all the Securities of such series an existing Default or Event of Default and its consequences. When a Default or Event of Default is waived, it is cured and stops continuing.

Section 6.05. Control by Majority.

  The Holders of a majority in aggregate principal amount of the outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it, with respect to the Securities of such series. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of another Securityholder or that would involve the Trustee in personal liability.

Section 6.06. Limitation on Suits.

  No Holder of any Security of any series shall have the right to pursue any remedy with respect to this Indenture or the Securities unless:

    (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to the Securities of that series;

    (2) the Holders of at least 25% in aggregate principal amount of the outstanding Securities of that series make a written request to the Trustee to pursue the remedy;

    (3) such Holder or Holders offer and provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

    (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the outstanding Securities of such series.

  A Securityholder of any series may not use this Indenture to prejudice the rights of another Securityholder of such series or to obtain a preference or priority over another Securityholder of such series, except in the manner herein provided and for the equal and ratable benefit of all Securityholders of such series.

Section 6.07. Rights of Holders to Receive Payment and to Convert.

  Subject to Article Ten and notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and (subject to Section 2.13) interest, if any, on the Security, on or after the respective due dates with respect to such payments expressed in such Security, and, if applicable, to convert such Security on the terms and subject to the conditions applicable to Securities of such series, or to bring suit for the enforcement of any such payment on or after such respective dates or of such right to convert, if any, shall not be impaired or affected without the consent of the Holder.

Section 6.08. Collection Suit by Trustee.

  If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing with respect to the Securities of any series, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount which then shall have become due and remain unpaid for principal and interest, if any, on the Securities of such series.

Section 6.09. Trustee May File Proofs of Claim.

  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and to collect and receive money, property or securities payable or deliverable on any such claims and distribute the same.

Section 6.10. Priorities.

  If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

    First: to the Trustee for amounts due under Section 7.07;

    Second: to holders of Senior Debt to the extent required by Article Ten;

    Third: to the payment of amounts due and unpaid for principal and interest, if any, on the Securities in respect of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts which then shall have become due and payable on such Securities for principal and interest, respectively; and

    Fourth: to the Company.

  The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section, notice of which shall be mailed to each Securityholder by the Company at least 15 days before such record date.

Section 6.11. Undertaking for Costs.

  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Securities of any series.

                                 ARTICLE SEVEN

                                    Trustee

Section 7.01. Duties of Trustee.

  (a) If an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall with respect to such series exercise such of the rights and powers vested in it by this Indenture with respect to such series and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

  (b) With respect to Securities of any series, except during the continuance of an Event of Default with respect to Securities of such series:

    (1) The Trustee need perform only those duties that are specifically set forth in this Indenture or the TIA and no others.

    (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

    (1) This paragraph does not limit the effect of paragraph (b) of this Section.

    (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

    (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02. Rights of Trustee.

  (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

  (b) Before the Trustee acts or refrains from acting, it may consult with counsel or require an Officers' Certificate, an Opinion of Counsel, and/or an accountant's certificate. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Certificate, Opinion or accountant's certificate.

  (c) The Trustee may act through agents and counsel and shall not be responsible for the misconduct or negligence of any agent or counsel appointed with due care.

  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

Section 7.03. Individual Rights of Trustee.

  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

Section 7.04. Trustee's Disclaimer.

  The Trustee makes no representations as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; and it shall not be responsible for any statement in the Indenture or the Securities other than its certificate of authentication.

Section 7.05. Notice of Defaults.

  If a Default occurs and is continuing with respect to Securities of any series and if it is known to a Trust Officer of the Trustee, the Trustee shall mail to each Securityholder of such series notice of the Default within 90 days after it occurs or as soon as reasonably practicable thereafter. Except in the case of a default in payment of principal of or interest on any Security of such series (including default in the making of any mandatory sinking fund or mandatory repurchase payment), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders of such series.

Section 7.06. Reports by Trustee to Holders.

  Within 60 days after each April 15 beginning with the April 15 following the date on which Securities are originally issued under this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such April 15 that complies with TIA (S) 313(a), if required by said Section. The Trustee also shall comply with TIA (S) 313(b).

  A copy of each report at the time of its mailing to Securityholders shall be filed by the Company with the SEC and each stock exchange on which the Securities are listed.

  The Company will notify the Trustee if and when the Securities are listed on or delisted from any stock exchange.

Section 7.07. Compensation and Indemnity.

  The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

  The Company shall indemnify the Trustee against any loss or liability incurred by it arising out of or in connection with the acceptance or administration of this trust and its duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. Failure of the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall have the right to elect to defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

  To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Securities.

  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.08. Replacement of Trustee.

  The Trustee may resign at any time with respect to Securities of one or more series by so notifying the Company. The Holders of a majority in aggregate principal amount of the outstanding Securities of any series may remove the Trustee with respect to the Securities of such series by so notifying the removed Trustee and may appoint a successor Trustee with the Company's consent. The Company shall remove the Trustee if:

    (1) the Trustee fails to comply with Section 7.10;

    (2) the Trustee is adjudged a bankrupt or an insolvent;

    (3) a receiver or other public officer takes charge of the Trustee or its property; or

    (4) the Trustee becomes incapable of acting.

  The Company may remove the Trustee at any time with respect to the Securities of any series upon delivery to the Trustee of a resolution of the Board of Directors to such effect, provided that contemporaneously therewith no Default with respect to the Securities of such series shall have occurred and be continuing.

  If the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series).

  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to its lien, if any, provided for in Section 7.07), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

  If a successor Trustee with respect to Securities of any series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the outstanding Securities of such series may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee.

Section 7.09. Successor Trustee by Merger, etc.

  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation or national banking association, the successor corporation or national banking association without any further act shall be the successor Trustee.

Section 7.10. Eligibility; Disqualification.

  This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. With respect to the Securities of each series, the Trustee shall comply with TIA (S) 310(b) and in determining whether the Trustee has a conflicting interest as defined in TIA (S) 310(b) with respect to the Securities of any series, there shall be excluded from such determination this Indenture with respect to the Securities of any series other than such series. Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the second to last paragraph of TIA (S) 310(b).

Section 7.11. Preferential Collection of Claims Against Company.

  The Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

                                 ARTICLE EIGHT

                            Discharge of Indenture

Section 8.01. Termination of Company's Obligations.

  The Company may terminate all of its obligations under the Securities of any series and this Indenture with respect to the Securities of such series if either (1) all Securities of such series previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment money (or, if permitted by the terms of such Securities, securities) has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.03) have been delivered to the Trustee for cancellation; or (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government

Obligations sufficient to pay the principal of and interest, if any, on all Securities of such series not theretofore cancelled or delivered to the Trustee for cancellation (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment money (or, if permitted by the terms of such Securities, securities) has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 8.03) to maturity or redemption, as the case may be.

  The Company's obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 7.07, 7.08, 8.01 and 8.03 of this Indenture, however, shall survive until the Securities of such series are no longer outstanding. Thereafter the Company's obligations in Sections 7.07 and 8.03 shall survive. Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any series, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to clause (2) of this Section, the obligations of the Trustee under Section 8.02 and the second sentence of Section 8.03 shall survive.

  After a deposit and if all other conditions thereto are met, the Trustee for the Securities of such series shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture with respect to such Securities, except for those surviving obligations specified above; provided, however, that the Trustee shall not be required to execute such instrument until the expiration of ninety days after the date of a deposit and that such instrument may be made subject to the condition that such deposit had been made prior to the happening of any event specified in Section 10.02.

  In order to have money available on a payment date to pay the principal of or interest, if any, on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

Section 8.02. Application of Trust Fund.

  The Trustee shall hold in trust money and U.S. Government Obligations deposited with it pursuant to Section 8.01. Subject to Section 10.07, it shall apply the deposited money and the money from the U.S. Government Obligations through the Paying Agent and in accordance with the provisions of the Securities and this Indenture to the payment of principal of and interest, if any, on the Securities for the payment of which such money or U.S. Government Obligations has been deposited with the Trustee.

Section 8.03. Repayment to Company.

  The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon written request any money or securities held by them for the payment of principal or interest, if any, that remains unclaimed for two years. After that, Holders entitled to the money or securities must look to the Company for payment unless an applicable abandoned property law designates another person.

                                 ARTICLE NINE

                      Amendments, Supplements and Waivers

Section 9.01. Without Consent of Holders.

  The Company and the Trustee may amend or supplement this Indenture or the Securities of any series without notice to or consent of any Securityholder:

    (1) to cure any ambiguity, defect or inconsistency;

    (2) to comply with Section 5.01;

    (3) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02;

    (4) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

    (5) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Securities, stating that such Events of Default are expressly being included solely to be applicable to such series);

    (6) to change or eliminate any of the provisions of this Indenture, provided that, except as otherwise contemplated by Section 2.02(16), any such change or elimination shall become effective only when there is no Security outstanding of any series created prior thereto which is entitled to the benefit of such provision;

    (7) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to provide for uncertificated Securities in addition to certificated Securities (so long as any "registration-required obligation" within the meaning of Section 163(f)(2) of the Internal Revenue Code of 1986, as amended (the "Code") is in registered form for purposes of the Code):

    (8) to make any change that in the opinion of the Board of Directors, does not materially adversely affect the rights of any Securityholder; or

    (9) to comply with any requirement of the SEC in connection with the qualification of this Indenture under the TIA.

Section 9.02. With Consent of Holders.

  The Company and the Trustee may amend or supplement this Indenture or the Securities of any series without notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities of each series affected by such amendment or supplement. The Holders of a majority in aggregate principal amount of the outstanding Securities of any series may on behalf of the Holders of all Securities of such series waive compliance by the Company with any provision of this Indenture or of Securities of such series without notice to any Securityholder. Without the consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section
6.04. may not:

    (1) reduce the amount of Securities of any series whose Holders must consent to an amendment, supplement or waiver;

    (2) reduce the rate of or extend the time for payment of interest on any Security (or, in the case of an Original Issue Discount Security, reduce the rate of accrual of original issue discount);

    (3) reduce the principal of (or any premium payable upon the redemption of) or extend the fixed maturity of any Security (or, in the case of an Original Issue Discount Security, reduce the portion of the principal amount that would be due and payable upon acceleration of the maturity thereof pursuant to Section 6.02);

    (4) change the amount or time of any payment required by any sinking fund provisions of the Securities of any series;

    (5) make any change that materially adversely affects the rights of a Holder to require the Company to purchase a Security in accordance with the terms thereof and this Indenture;

    (6) waive a default in the payment of the principal of or interest, if any, on any Security;

    (7) make any Security payable in money or securities other than that stated in the Security; or

    (8) make any change that materially adversely affects the right to convert or exchange any Security or that increases the conversion or exchange price or reduces the conversion or exchange rate of any Security.

  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplement, but it shall be sufficient if such consent approves the substance thereof.

Section 9.03. Compliance with Trust Indenture Act.

  Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

Section 9.04. Revocation and Effect of Consents.

  A consent to an amendment, supplement, waiver or other action by a Holder of a Security shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement, waiver or other action becomes effective. An amendment, supplement, waiver or other action shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in aggregate principal amount of the outstanding Securities of the relevant series. After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder of each series of Securities so affected.

Section 9.05. Notation on or Exchange of Securities.

  If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

Section 9.06. Trustee to Sign Amendments, etc.

  The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, immunities or liabilities of the Trustee. If it does, the Trustee may but need not sign it. The Company may not sign an amendment or supplement until the Board of Directors approves it.

                                  ARTICLE TEN

                                 Subordination

Section 10.01. Securities Subordinated to Senior Debt.

  The Company agrees, and each holder of the Securities by his acceptance thereof likewise agrees, that the payment of the principal of and interest, if any, on the Securities is subordinated, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt.

  Senior Debt means the principal of and interest on Debt of the Company outstanding at any time other than (i) the Securities, and (ii) Debt which by its terms is not superior in right of payment to the Securities. "Debt" of any person means:

    (1) any indebtedness of such person (i) for borrowed money or (ii) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, including securities;

    (2) any guarantee by such person of any indebtedness of others described in the preceding clause (1); and

    (3) any amendment, renewal, extension or refunding of any such indebtedness or guarantee.

  This Article shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

Section 10.02. Company Not to Make Payments with Respect to Securities in Certain Circumstances.

  (a) Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made on account of the principal of or interest on the Securities or to acquire any of the Securities or on account of any sinking fund provisions of the Securities (except payments made in capital stock of the Company or in warrants, rights or options to purchase or acquire capital stock of the Company, sinking fund payments made in Securities acquired by the Company before the maturity of such Senior Debt, and payments made through the exchange of other debt obligations of the Company for such Securities in accordance with the terms of such Securities, provided that such debt obligations are subordinated to Senior Debt at least to the extent that the Securities for which they are exchanged are so subordinated pursuant to this Article Ten).

  (b) Upon the happening of any default in payment of the principal of or interest on any Senior Debt when the same becomes due and payable, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on the Securities or to acquire any of the Securities or on account of any sinking fund provisions of the Securities (except payments made in capital stock of the Company or in warrants, rights or options to purchase or acquire capital stock of the Company, sinking fund payments made in Securities acquired by the Company before such default and notice thereof, and payments made through the exchange of other debt obligations of the Company for such Securities in accordance with the terms of such Securities, provided that such debt obligations are subordinated to Senior Debt at least to the extent that the Securities for which they are exchanged are so subordinated pursuant to this Article Ten).

  (c) In the event that notwithstanding the provisions of this Section 10.02 the Company shall make any payment to the Trustee on account of the principal of or interest on the Securities, or on account of any sinking fund provisions of the Securities, after the maturity of any Senior Debt as described in
Section 10.02(a) above or after the happening of a default in payment of the principal of or interest on any Senior Debt as described in Section 10.02(b) above, then, unless and until all Senior Debt which shall have matured, and all interest thereon, shall have been paid in full (or the declaration of acceleration thereof shall have been rescinded or annulled), or such default shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Sections 10.06 and 10.07) shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of such Senior Debt (pro rata as to each of such holders on the basis of the respective amounts of Senior Debt held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all such Senior Debt remaining unpaid to the extent necessary to pay the same in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt. The Company shall give prompt written notice to the Trustee of any default in the payment of principal of or interest on any Senior Debt.

Section 10.03. Securities Subordinated to Prior Payment of All Senior Debt on
             Dissolution, Liquidation or Reorganization of Company.

  Upon any distribution of assets of the Company in any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

    (a) the holders of all Senior Debt shall first be entitled to receive payments in full of the principal thereof and interest due thereon before the Holders of the Securities are entitled to receive any payment on account of the principal of or interest on the Securities;

    (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article Ten with respect to the Securities, to the payment in full without diminution or modification by such plan of all Senior
  Debt), to which the Holders of the Securities or the Trustee on behalf of the Holders of the Securities would be entitled except for the provisions of this Article Ten, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Debt or their representative, or to the trustee under any indenture under which Senior Debt may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Debt held or represented by each), to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt; and

    (c) in the event that notwithstanding the foregoing provisions of this
  Section 10.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article Ten with respect to the Securities, to the payment in full without diminution or modification by such plan of all Senior
  Debt), shall be received by the Trustee or the Holders of the Securities on account of principal of or interest on the Securities before all Senior Debt is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Sections 10.06 and 10.07) shall be received and held in trust for and shall be paid over to the holders of the Senior Debt remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which such Senior Debt may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt.

  The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company.

Section 10.04. Securityholders to be Subrogated to Right of Holders of Senior Debt.

  Subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated equally and ratably to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Debt by or on behalf of the Company or by or on behalf of the Holders of the Securities by virtue of this Article Ten which otherwise would have been made to the Holders of the Securities shall, as between the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article Ten are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Debt, on the other hand.

Section 10.05. Obligation of the Company Unconditional.

  Nothing contained in this Article Ten or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Ten of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article Ten, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or, subject to the provisions of Sections 7.01 and 7.02, a certificate of the receiver, trustee in bankruptcy, liquidating trustee or agent or other person making such payment or distribution to the Trustee or the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Ten.

  Nothing contained in this Article Ten or elsewhere in this Indenture or in any Security is intended to or shall affect the obligation of the Company to make, or prevent the Company from making, at any time except during the pendency of any dissolution, winding up, liquidation or reorganization proceeding, and except as provided in subsections (a) and (b) of Section 10.02, payments at any time of the principal of or interest on the Securities.

Section 10.06. Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

  The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless at least two Business Days prior to the making of any such payment, the Trustee shall have received written notice thereof from the Company or from one or more holders of Senior Debt or from any representative thereof or from any trustee therefor, together with proof satisfactory to the Trustee of such holding of Senior Debt or of the authority of such representative or trustee; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.01 and 7.02 shall be entitled to assume conclusively that no such facts exist. The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt (or a representative or trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt or a representative of or trustee on behalf of any such holder. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payments or distribution pursuant to this Article Ten, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Article Ten, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and nothing in this Article Ten shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

Section 10.07. Application by Trustee of Monies or U.S. Government Obligations Deposited with It.

  Money or U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Section 8.01 shall be for the sole benefit of Securityholders and, to the extent allocated for the payment of Securities, shall not be subject to the subordination provisions of this Article Ten, if the same are deposited in trust prior to the happening of any event specified in Section 10.02. Otherwise, any deposit of monies or U.S. Government Obligations by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Securities shall be subject to the provisions of Sections 10.01, 10.02 and
10.03 except that, if prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of the principal of or the interest, if any, on any Security) the Trustee shall not have received with respect to such monies the notice provided for in Section 10.06, then the Trustee or the Paying Agent shall have full power and authority to receive such monies and U.S. Government Obligations and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section

10.07 shall be construed solely for the benefit of the Trustee and Paying Agent and, as to the first sentence hereof, the Securityholders, and shall not otherwise affect the rights of holders of Senior Debt.

Section 10.08. Subordination Rights Not Impaired by Acts or Omissions of
             Company or Holders of Senior Debt.

  No right of any present or future holders of any Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

Section 10.09. Securityholders Authorize Trustee to Effectuate Subordination of Securities.

  Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Ten and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and causing said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Debt have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

Section 10.10. Right of Trustee to Hold Senior Debt.

  The Trustee shall be entitled to all of the rights set forth in this Article Ten in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

Section 10.11. Article Ten Not to Prevent Events of Default.

  The failure to make a payment on account of principal or interest by reason of any provision in this Article Ten shall not be construed as preventing the occurrence of an Event of Default under Section 6.01.

                                ARTICLE ELEVEN

                                 Miscellaneous

Section 11.01. Trust Indenture Act Controls.

  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of TIA (S)(S) 310 to 317, inclusive, through operation of TIA (S) 318(e), such imposed duties shall control.

Section 11.02. Notices.

  Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

    If to the Company:
      Tele-Communications, Inc.
      Terrace Tower II
      5619 DTC Parkway
      Englewood, Colorado 80111
              Attention: Treasurer

    If to the Trustee:

              Attention:

  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

  Any notice or communication mailed to a Securityholder shall be mailed to him at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

Section 11.03. Communication by Holders with Other Holders.

  Securityholders may communicate pursuant to TIA (S) 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

Section 11.04. Certificate and Opinion as to Conditions Precedent.

  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

    (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with; and

    (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with.

Section 11.05. Statements Required in Certificate or Opinion.

  Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 4.03) shall include:

    (1) a statement that the person making such certificate or opinion has read such covenant or condition;

    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

    (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

    (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 11.06. When Treasury Securities Disregarded.

  In determining whether the Holders of the required aggregate principal amount of Securities of any series have concurred in any direction, waiver or consent, Securities of such series owned by the Company or by any Affiliate of the Company shall be disregarded and treated as not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of such series which the Trustee knows are so owned shall be so disregarded.

Section 11.07. Rules by Trustee and Agents.

  The Trustee may make reasonable rules for action by or a meeting of the Securityholders of all series or any series. The Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

Section 11.08. Legal Holidays.

  A "Legal Holiday" is a Saturday, a Sunday, or a day on which banking institutions in the City of New York, New York, are not required to be open. If a specified date (including a date for giving notice) or the last day to convert a Security is a Legal Holiday, any action to be taken on such date pursuant to this Indenture or the Securities (including such conversion) may be taken on the next succeeding day that is not a Legal Holiday, and, to the extent applicable, no interest, or original issue discount, as the case may be, shall accrue for the intervening period.

Section 11.09. Governing Law.

  The internal laws of the State of New York shall govern this indenture and the Securities.

Section 11.10. No Adverse Interpretation of Other Agreements.

  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 11.11. No Recourse Against Others.

  No past, present or future director, officer, employee or stockholder, as such, of the Company or any successor thereof shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation and all such liability is hereby waived and released. Such waiver and release are part of the consideration for the issue of the Securities.

Section 11.12. Successors.

  All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

Section 11.13. Duplicate Originals.

  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 11.14. Table of Contents, Headings, Etc.

  The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                                   Signatures

Dated:

                                          Tele-Communications, Inc.

                                          By __________________________________

                                                                         (Seal)

Dated:

                                                         , Trustee

                                          By __________________________________

                                                                         (Seal)